UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2007

ENERGY WEST, INCORPORATED
 (Exact name of registrant as specified in its charter)

MONTANA	0-14183	81-0141785
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First Avenue South, Great Falls, Montana	59401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 791-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

Termination of Preferred Stock Rights Agreement by Amendment of Final Expiration Date — Expiration of the Preferred Stock Purchase Rights

On April 23, 2007, the registrant’s Board of Directors approved Amendment No. 2 (“Amendment No. 2”) to the registrant’s Preferred Stock Rights Agreement, dated June 3, 2004, as previously amended by Amendment No. 1 thereto dated May 25, 2005 (the “Rights Agreement”). Amendment No. 2 will cause the Rights Agreement, as well as the Preferred Stock Purchase Rights (the “Rights”) defined by the Rights Agreement, to expire and terminate at 5:00 p.m., New York time (EST) on May 25, 2007. Amendment No. 2 effects such termination of the Rights Agreement and the Rights by amending subsection (r) of Section 1, “Certain Definitions,” of the Rights Agreement, to read “(r)  ‘Final Expiration Date’ shall mean May 25, 2007,” and making three other conforming changes to the Rights Agreement. The amendment became effective as of April 24, 2007.

The Rights Agreement, as amended, was designed and approved by the Board of Directors to deter coercive tactics by an acquirer in connection with any unsolicited attempt to acquire or take over the registrant in a manner or on terms not approved by the Board of Directors. Under the Rights Agreement, as amended, any “Acquiring Person” (as defined in the Rights Agreement), including (a) a person or group of affiliated persons that acquired or obtained the right to acquire 15% or more of the registrant’s outstanding common stock, or (b) Richard M. Osborne and his affiliates (who currently own approximately 20.2% of the registrant’s outstanding common stock as February 5, 2007), were generally precluded from acquiring additional shares of common stock without becoming subject to significant dilution as a result of triggering the dilutive provisions of the Rights Agreement, commonly known as a “poison pill.” Amendment No. 2 will terminate the Rights Agreement on May 25, 2007, thus permitting Acquiring Persons after that date to acquire additional shares of Common Stock of the registrant without being subject to such dilution.

Amendment No. 2 to the Rights Agreement accelerates the Final Expiration Date of the registrant’s Preferred Stock Purchase Rights so that the Rights will expire and cease to exist on May 25, 2007. The Rights that are the subject of the Rights Agreement are covered by a registration statement on Form 8-A, as amended (filed with the Commission on June 3, 2004 and amended pursuant to Amendment No. 1 thereto dated May 27, 2005; hereinafter the “Rights Registration Statement”). Concurrently with the filing of this Current Report on Form 8-K, the registrant has also filed its Amendment No. 2 to the Rights Registration Statement.

The registrant previously announced on February 13, 2007, the Board of Directors’ initial decision to terminate the Preferred Stock Rights Plan. Amendment No. 2 to the Rights Agreement commences implementation of that decision which will be complete when the Rights Agreement and the Rights expire on May 25, 2007.

The form of Amendment No. 2 to the Rights Agreement, the form of Rights Agreement and Amendment No. 1 to the Rights Agreement are made exhibits hereto through incorporation by reference from previous filings and are hereby incorporated by reference into this Item 3.03. The description of the termination and expiration of the Rights and the Rights Agreement and the general effect thereof upon the holders of the Rights as contained in Item 1, Description of Registrant’s Securities to be Registered, to the registrant’s Amendment No. 2 to the Rights Registration Statement, is hereby incorporated herein and by reference made a part hereof. The foregoing description of the material modification to the Rights and the Rights Agreement, and the general effect of such modification on the holders of the Rights is qualified by reference to such exhibits and Item No. 1 of the Rights Registration Statement.

Item 7.01.	Regulation FD Disclosure.

The registrant issued a press release announcing the termination and expiration of its Rights Agreement and the Rights, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Item	Filing Status

4.1	Preferred Stock Rights Agreement, incorporated herein by reference to Exhibit 4.1 to the registrant’s registration statement on Form 8-A (filed with the Commission on June 3, 2004 “Rights Registration Statement”).
Filed
4.2	Amendment No. 1 to the Preferred Stock Rights Agreement, incorporated herein by reference to Exhibit (2) to Amendment No. 1 to the registrant’s Rights Registration Statement on Form 8-A (filed with the Commission on May 27, 2005).
Filed
4.3	Amendment No. 2 to the Preferred Stock Rights Agreement, incorporated herein by reference to Exhibit 4.3 to Amendment No. 2 to the registrant’s Rights Registration Statement on Form 8-A (filed with the Commission on April 24, 2007).
Filed
99.1	Press Release, dated April 24, 2007	Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED

Dated: April 24, 2007

By: /s/ David A. Cerotzke
David A. Cerotzke
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item

4.1	Preferred Stock Rights Agreement, incorporated herein by reference to Exhibit 4.1 to the registrant’s registration statement on Form 8-A (filed with the Commission on June 3, 2004 “Rights Registration Statement”). (Filed)

4.2	Amendment No. 1 to the Preferred Stock Rights Agreement, incorporated herein by reference to Exhibit (2) to Amendment No. 1 to the registrant’s Rights Registration Statement on Form 8-A/A (filed with the Commission on May 27, 2005). (Filed.)

4.3	Amendment No. 2 to the Preferred Stock Rights Agreement, incorporated herein by reference to Exhibit 4.3 to Amendment No. 2 to the registrant’s Rights Registration Statement on Form 8-A/A (filed with the Commission on April 24, 2007). (Filed.)

99.1	Press Release, dated April 24, 2007 (Furnished and not filed)